Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 (the “Report”) by Scanner Technologies Corporation (“Registrant”), I, Elwin M. Beaty, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

                      1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                      2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: August 14, 2008	By:	/s/ Elwin M. Beaty
Elwin M. Beaty
Chief Executive Officer and Chief Financial Officer